SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2005

          Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

     1-12082

(Commission File Number)

Delaware	13-0853260

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard Weehawken, New Jersey	07086

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 863-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Section 4. Matters Related to Accountants and Financial Statements
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are merely predictions of future events, many of which are beyond management’s control.

Section 4. Matters Related to Accountants and Financial Statements

     (a) Previously, Hanover Direct, Inc. (the “Company”) reported that it was unable to file its Annual Report on Form 10-K for the fiscal year ended December 25, 2004 on time. To date, the audit of the Company’s 2004 fiscal year end financial statements has not been completed and as a consequence, the Company is not in a position to file its Annual Report on Form 10-K or its Quarterly Reports on Form 10-Q for the fiscal quarters ended September 25, 2004 and March 26, 2005. The Company is continuing to work closely with KPMG LLP, its independent registered public accounting firm, to finalize the financial statements.

     Management believes that the year end audit will be completed within the next 30 days and it will file the 2004 Form 10-K and the Form 10-Q for the fiscal quarter ended September 25, 2004 shortly thereafter. Management intends to file the Form 10-Q for the fiscal quarter ended March 26, 2005 shortly following the filing of the fiscal 2004 Form 10-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Press Release, dated May 12, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.

(Registrant)

May 12, 2005	By:	/s/ John Swatek

	Name:	John Swatek
	Title:	Senior Vice President, Chief Financial Officer & Treasurer